                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ David A. Christensen
                                        ----------------------------------------
                                        David A. Christensen

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Gerald J. Ford
                                        ----------------------------------------
                                        Gerald J. Ford

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Pierson M. Grieve
                                        ----------------------------------------
                                        Pierson M. Grieve

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Charles M. Harper
                                        ----------------------------------------
                                        Charles M. Harper

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ N. Berne Hart
                                        ----------------------------------------
                                        N. Berne Hart

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ William A. Hodder
                                        ----------------------------------------
                                        William A. Hodder

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ George C. Howe
                                        ----------------------------------------
                                        George C. Howe

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Lloyd P. Johnson
                                        ----------------------------------------
                                        Lloyd P. Johnson

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Reatha Clark King
                                        ----------------------------------------
                                        Reatha Clark King

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Richard M. Kovacevich
                                        ----------------------------------------
                                        Richard M. Kovacevich

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Richard S. Levitt
                                        ----------------------------------------
                                        Richard S. Levitt

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Richard D. McCormick
                                        ----------------------------------------
                                        Richard D. McCormick

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Cynthia H. Milligan
                                        ----------------------------------------
                                        Cynthia H. Milligan

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ John E. Pearson
                                        ----------------------------------------
                                        John E. Pearson

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Ian M. Rolland
                                        ----------------------------------------
                                        Ian M. Rolland

                               NORWEST CORPORATION
                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Stephen E. Watson
                                        ----------------------------------------
                                        Stephen E. Watson

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of July, 1994.



                                        /s/ Michael W. Wright
                                        ----------------------------------------
                                        Michael W. Wright